SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            TOUCHSTONE TAX-FREE TRUST

     (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                            TOUCHSTONE TAX-FREE TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

April __, 2002

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Touchstone Tax-Free Trust (the "Trust") on Thursday, June 6, 2002 at 10:00 a.m. Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held to consider the following: (1) authorizing the Board of Trustees and Touchstone Advisors, Inc. to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders, (2) approval of revisions to the Trust's Amended and Restated Agreement and Declaration of Trust, and (3) approval of multiple changes to fundamental investment restrictions of the Trust. Please review the enclosed proxy statement for more information about the proposals.

The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interest of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

Your vote is important, no matter how many shares you own. To assure your representation at the meeting, we must receive the enclosed proxy card with your voting instructions no later than June 4, 2002 in order to process your instructions prior to the Special Meeting of Shareholders on June 6, 2002.

By mail:       Complete,   sign  and  mail  the  enclosed   proxy  card  in  the
               postage-paid envelope that has been provided. Please allow adequate time for mailing.

By fax:        Complete and sign the  enclosed  proxy card and fax both sides to
               (513) 362-8320.

By Internet:   Refer to instructions found on your proxy card.

By phone:      Refer to instructions found on your proxy card.

If you attend the meeting, you may revoke your proxy and vote your shares in person.

If you have any questions or need any help with your voting instructions, please call Touchstone toll-free at (800) 638-8194.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*

* MEMBER NASD/ SIPC

                            TOUCHSTONE TAX-FREE TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of Touchstone Tax-Free Trust (the "Trust"), will be held on June 6, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

     2. To authorize the Board to adopt an Amended and Restated Agreement and Declaration of Trust with respect to:

               2a.  Dollar-Weighted Voting
               2b.  Future Amendments
               2c.  Redemption
               2d.  Investment in Other Investment Companies
               2e.  Other Changes

     3a. To change the fundamental investment restrictions of the Trust with respect to borrowing money.

     3b. To change the fundamental investment restrictions of the Trust with respect to underwriting securities.

     3c. To change certain fundamental investment restrictions of the Trust with respect to loans.

     3d. To change certain fundamental investment restrictions of the Trust with respect to real estate.

     3e. To eliminate the fundamental investment restrictions of the Trust with respect to oil, gas or mineral leases.

     3f. To change certain fundamental investment restrictions of the Trust with respect to commodities.

     3g. To change certain fundamental investment restrictions of the Trust with respect to concentration of investments.

     3h. To change certain fundamental investment restrictions of the Trust with respect to issuing senior securities.

     3i. To eliminate the fundamental investment restrictions of the Trust with respect to amounts invested in one issuer.

     3j. To eliminate the fundamental investment restrictions of the Trust with respect to margin purchases.

     3k. To eliminate the fundamental investment restrictions of the Trust with respect to illiquid investments.

     3l. To eliminate the fundamental investment restrictions of the Trust with respect to investing for control.

     3m. To eliminate the fundamental investment restrictions of the Trust with respect to other investment companies.

     3n. To eliminate the fundamental investment restrictions of the Trust with respect to securities owned by affiliates.

     3o. To eliminate the fundamental investment restrictions of the Trust with respect to pledging.

     3p. To eliminate the fundamental investment restrictions of the Trust with respect to short sales and options.

     3q. To eliminate the fundamental investment restrictions of the Trust with respect to commons stocks.

     3r. To eliminate the fundamental investment restrictions of the Trust with respect to certain companies.

     3s. To eliminate the fundamental investment restrictions of the Trust with respect to obligations of one issuer.

     4. To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 8, 2002 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY JUNE 4, 2002.

     By order of the Board of Trustees of the Touchstone Tax-Free Trust.


                                        Tina D. Hosking
                                        Secretary

Cincinnati, Ohio
April __, 2002

                            TOUCHSTONE TAX-FREE TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 6, 2002


     This Proxy Statement is furnished by Touchstone Tax-Free Trust (the "Trust") to the shareholders of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund (the "Funds") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on June 6, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Trust shareholders on or about April __, 2002.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY A FUND OR THE FUNDS, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE APPLICABLE FUND OR FUNDS.

REPORTS TO SHAREHOLDERS

     Copies of the Trust's most recent Annual and Semiannual Reports have previously been mailed to shareholders. These reports may be obtained without charge by calling (800) 638-8194 or by writing to the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The following table summarizes the proposals applicable to each class of shares of each Fund:

Proposal #   Proposal Description                                Applicable Fund(s)             Page
----------   --------------------                                ------------------             ----
1            To authorize the Board and                          All                              6
             Touchstone Advisors, Inc. to select
             or change investment sub-advisors and
             to enter or amend investment
             sub-advisory agreements without
             obtaining the approval of shareholders.

                                       4

2            To authorize the Board to adopt an Amended          All                              9
             and Restated Agreement and Declaration
             of Trust with respect to:

             2a. Dollar-Weighted Voting                                                          10
             2b. Future Amendments                                                               10
             2c. Redemption                                                                      11
             2d. Investment in Other Investment Companies                                        11
             2e. Other Changes                                                                   12

3a           To change certain fundamental investment            All                             16
             restrictions of the Trust with respect to
             borrowing money.

3b           To change the fundamental investment                All                             18
             restrictions of the Trust with respect to
             underwriting securities.

3c           To change certain fundamental investment            All                             19
             restrictions of the Trust with respect to
             loans.

3d           To change certain fundamental investment            All                             21
             restrictions of the Trust with respect to
             real estate.

3e           To eliminate the fundamental investment             All                             22
             restrictions of the Trust with respect to oil,
             gas or mineral leases.

3f           To change certain fundamental investment            All                             22
             restrictions of the Trust with respect to
             commodities.

3g           To change certain fundamental investment            All                             24
             restrictions of the Trust with respect to
             concentration of investments.

3h           To change certain fundamental investment            All                             25
             restrictions of the Trust with respect to
             issuing senior securities.

                                       5

3i           To eliminate certain fundamental investment         Tax-Free Money Fund             26
             restrictions of the Trust with respect to           and Tax-Free
             amounts invested in one issuer.                     Intermediate Term Fund

3j.          To eliminate the fundamental investment             All
             restrictions of the Trust with respect to
             margin purchases.

3k.          To eliminate certain fundamental investment         Tax-Free Money Fund,
             restrictions of the Trust with respect to           Tax-Free Intermediate
             illiquid investments.                               Term Fund, and Ohio
                                                                 Insured Tax-Free Fund

3l.          To eliminate the fundamental investment             Tax-Free Money Fund,
             restrictions of the Trust with respect to           Tax-Free Intermediate
             investing for control.                              Term Fund, and Ohio
                                                                 Insured Tax-Free Fund

3m.          To eliminate the fundamental investment             All
             restrictions of the Trust with respect to
             other investment companies

3n.          To eliminate certain fundamental investment         Tax-Free Money Fund,
             restrictions of the Trust with respect to           Tax-Free Intermediate
             securities owned by affiliates.                     Term Fund, and Ohio
                                                                 Insured Tax-Free Fund

3o.          To eliminate certain fundamental investment         Ohio Tax-Free Fund,
             restrictions of the Trust with respect to           California Tax-Free
             pledging.                                           Fund, and Florida Tax-Free
                                                                 Fund

3p.          To eliminate the fundamental investment             All
             restrictions of the Trust with respect to
             short sales and options.

3q.          To eliminate certain fundamental investment         Tax-Free Money Fund,
             restrictions of the Trust with respect to           Tax-Free Intermediate
             common stocks.                                      Term Fund, and Ohio
                                                                 Insured Tax-Free Fund

3r.          To eliminate certain fundamental investment         Tax-Free Money Fund,
             restrictions of the Trust with respect to           Tax-Free Intermediate
             certain companies.                                  Term Fund, and Ohio
                                                                 Insured Tax-Free Fund

                                       6

3s.          To eliminate certain fundamental investment         Tax-Free Money Fund,
             restrictions of the Trust with respect to           Tax-Free Intermediate
             obligations of one issuer.                          Term Fund, and Ohio
                                                                 Insured Tax-Free Fund

4            To transact such other business as may              All                             32
             properly come before the special meeting
             or any adjournments thereof.

PROPOSAL 1 IS TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS OF THE TRUST.

                                 PROPOSAL NO. 1

    TO AUTHORIZE THE BOARD AND TOUCHSTONE ADVISORS, INC. TO SELECT OR CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND INVESTMENT SUB-ADVISORY
           AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS

     Proposal 1 is to be voted on by shareholders of all Funds of the Trust. Each Fund will vote separately. For the purposes of the following discussion of this Proposal 1, the Funds of the Trust will be referred to individually as a "Fund" and collectively as the "Funds," and Proposal 1 will be referred to as this "Proposal."

BACKGROUND

     Touchstone Advisors, Inc. (the "Advisor") currently employs sub-advisors, each a registered investment advisor, for each of the Funds. The current sub-advisor for each of the Funds is Fort Washington Investment Advisors, Inc. ("Fort Washington"). Fort Washington is an Affiliated Sub-Advisor (as defined below) of the Advisor.

     Sub-advisors perform the daily management of the assets of the Funds. The Advisor monitors and supervises the activities of the sub-advisors, and may terminate the services of any sub-advisor at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. However, entering into a new sub-advisory agreement or amending an existing sub-advisory agreement with a sub-advisor currently requires approval of the applicable Fund's shareholders.

     The Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. This requirement applies to the appointment of a new or replacement sub-advisor to any Fund and generally to the amendment of agreements with existing sub-advisors. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisors or sub-advisors for an interim period without shareholder approval if their contracts have been approved by the board of the investment company.) The Securities and Exchange Commission (the "Commission") has previously granted exemptions to investment companies, such as the Trust, from the requirement for a shareholder vote provided that certain conditions are satisfied.

     The Trust and the Advisor currently are seeking similar exemptive relief from the Commission. If the Trust and the Advisor obtain this exemptive relief and this Proposal is approved, the Board and the Advisor will be able, without further shareholder approval, to enter into new and amended sub-advisory agreements with sub-advisors, other than sub-advisors who are affiliates of either the Trust or the Advisor, other than by reason of serving as a sub-advisor to one or more Funds (an "Affiliated Sub-Advisor"). The Board will not, however, be able to (a) replace the Advisor as investment manager or (b) enter into a new or amended sub-advisory agreement with an Affiliated Sub-Advisor, without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. Although the Trust applied for this exemptive relief in January 2002, the Trust has not yet received this exemptive relief from the Commission, and there is no assurance that the Trust will receive such relief.

REASONS FOR THIS PROPOSAL

     This Proposal is intended to facilitate the efficient supervision and management of the Funds by the Advisor and the Board and to give the Advisor flexibility in managing the Funds in the future. The Advisor continuously monitors the performance of the sub-advisors and may, from time to time, recommend that the Board replace one or more sub-advisors or appoint additional sub-advisors, depending on the Advisor's assessment of which sub-advisors it believes will optimize each Fund's chances of achieving its investment objective. Under the 1940 Act, the Advisor currently is required to obtain shareholder approval to add or replace a sub-advisor. In most cases, the Advisor must also obtain shareholder approval to amend an existing sub-advisory agreement. Obtaining shareholder approval requires a Fund to hold a meeting of its shareholders, which entails substantial costs, including costs related to preparing, printing and distributing proxy materials. If the Funds obtain exemptive relief from the Commission and shareholders approve this Proposal, the Board, subject to certain exceptions, will no longer be required to call a Fund shareholder meeting each time a new sub-advisor is proposed or a material amendment to a sub-advisory agreement is proposed.

     Even in the absence of a shareholder approval requirement, any proposal to add or replace sub-advisors will receive careful review. First, the Advisor will assess a Fund's needs and, if the Advisor believes additional or replacement sub-advisors might benefit the Fund, will search for available investment sub-advisors. Second, any recommendations made by the Advisor will have to be approved by a majority of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Trust, the Advisor or the proposed sub-advisor. In selecting any new or replacement sub-advisors, the Board is required to determine that a sub-advisory agreement is reasonable, fair and in the best interests of a Fund and its shareholders. The Board will consider the factors it deems relevant in approving sub-advisory agreements, including the nature, quality and scope of the services to be provided. The Board will review pertinent information about the sub-advisor's ability to provide its services to a Fund, as well as its personnel, operations, financial condition or any factors that will affect the sub-advisor's performance as an investment Advisor. Finally, any further appointments of additional or replacement sub-advisors will have to comply with any conditions contained in the Commission's exemptive order, if such order is granted.

     The Advisor expects that the conditions in the Commission's exemptive order, if such an order is granted, will include the following:

     o The Funds will disclose in their prospectus the details of this structure whereby the Board and the Advisor may select and change investment sub-advisors and enter into investment sub-advisory agreements or amend existing investment sub-advisory agreements without obtaining the approval of shareholders. o The Funds will continue to seek shareholder approval if a sub-advisory agreement with an Affiliated Sub-Advisor is involved (whether changing to or from an Affiliated Sub-Advisor or modifying the terms of the Sub-Advisory agreement with an Affiliated Sub-Advisor).

     o Within 90 days of hiring any new sub-advisor (other than an Affiliated Sub-Advisor), the Advisor will furnish the shareholders of the affected Funds with detailed information about the sub-advisor.

     o    In most cases,  the Advisor  also will  furnish  the  shareholders  of
          affected   Funds  with  detailed   information   about  changes  in  a
          sub-advisory agreement.

     Because Fort Washington is an Affiliated Sub-Advisor of the Advisor, shareholder approval of any changes in sub-advisors will be required until and unless a sub-advisor that is not an Affiliated Sub-Advisor is approved by the shareholders. After that time, shareholder approval will no longer be necessary to approve amendments to sub-advisory agreements or changes in sub-advisors, unless an Affiliated Sub-Advisor is involved in the change.

     The Board believes that the proposed arrangement to select or change investment sub-advisors and enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

RECOMMENDATION AND REQUIRED VOTE

     The shareholders of each Fund will vote separately on this Proposal. With respect to a Fund, approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

     Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     If this Proposal is not approved by shareholders of a Fund, the Board will be required to seek shareholder approval for each new or amended sub-advisory agreement with respect to that Fund.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD AND THE ADVISOR TO SELECT AND CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

                                 PROPOSAL NO. 2

             TO AUTHORIZE THE BOARD TO ADOPT AN AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST.

     Proposal 2 is to be voted on by shareholders of all Funds of the Trust. Each Fund will vote separately. For the purposes of the following discussion of this Proposal 2, the Funds of the Trust will be referred to individually as a Fund" and collectively as the "Funds," and Proposals 2a-2e will be referred to as "Proposals."

     Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

     At the special meeting, you will be asked to authorize the Board to adopt the Amended and Restated Agreement and Declaration of Trust appearing as Exhibit A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Board has approved the Restated Declaration and unanimously recommends that you authorize the Board to adopt it in its entirety by voting for each of these Proposals. Certain of the changes to the Declaration, identified as significant and set forth as Proposal Nos. 2a, 2b, 2c and 2d below, require a separate vote by the shareholders. The remaining changes will be voted on as one proposal, Proposal No. 2e. If one or more of these Proposals are not approved by shareholders, the Trustees will not include those Proposals in the Restated Declaration, and will make conforming changes to the Restated Declaration to the extent necessary to provide for internal consistency.

     The Restated Declaration gives the Board more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Although the Restated Declaration reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Board's existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Board must first consider the shareholders' interests and then act in accordance with those interests.

     You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

     The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Board greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Exhibit A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

SIGNIFICANT CHANGES

                                 PROPOSAL NO. 2A

     DOLLAR - WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders  with  larger  economic  investments  will  have  more  votes  than shareholders with smaller economic investments. The Existing Declaration provides that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote. The Funds are proposing the change to dollar-weighted voting in order to equalize the voting power of the shareholders of the various Funds in the Trust.

     Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund, as a series of a trust, typically has a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund is a money market fund with shares selling for $1.00 per share, a $1,000 investment will purchase 1,000 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1,000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the money market fund has ten times the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The change would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share, such as a money market investor, from having disproportionately large voting powers.

                                 PROPOSAL NO. 2B

     FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote only on an amendment affecting their voting powers, on an amendment affecting the amendment provisions of the Restated Declaration, on an amendment required by law or by a Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Board. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Board the necessary authority to react quickly to future contingencies. Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular Fund or class of a Fund, only shareholders of that fund or class of a Fund would be required to vote on the amendment. The Existing Declaration requires a majority vote of the shares of each Fund to approve an amendment submitted for shareholder approval.

                                 PROPOSAL NO. 2C

     REDEMPTION. The Restated Declaration permits the Board to cause the involuntary redemption of a shareholder's shares at any time for any reason the Board deems appropriate. The Existing Declaration also permits the Board to redeem shares involuntarily, but only in more limited circumstances. Under the Restated Declaration, the Board will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Board determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer). The exercise of the power granted to the Board under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

     The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

                                 PROPOSAL NO. 2D

     INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and the rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional changes in law in the future, which will affect mutual funds' ability to invest in other funds. An investment structure where a fund invests its assets in one investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests all or a portion of its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity. The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund-of-funds or other similar structure without seeking shareholder approval. Although the Board has no intention of changing the structure of the Funds at this time, the Restated Declaration would give the Board the flexibility to implement a master/feeder or fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Shareholders of a Fund would be notified if the Board decides to implement such a structure for that Fund in the future.

                                 PROPOSAL NO. 2E

     OTHER CHANGES. A vote in favor of Proposal No. 2e will authorize the Board to adopt all of the other changes to the Existing Declaration, except for those specifically set forth in Proposal Nos. 2a-2d above. Other changes to the Existing Declaration include:

     1. The Restated Declaration clarifies that the principal office of the Trust and the resident agent for the Trust may be changed by the Board without shareholder approval.

     2. The Restated Declaration removes provisions relating to the election of Trustees that simply mirror current requirements under applicable laws, and reduces the required number of Trustees from three to two. In addition, the Restated Declaration provides for the automatic retirement of Trustees in accordance with any retirement policy set by the Board or when their terms, if any, expire, and for the retirement of incapacitated Trustees. Further, the Restated Declaration removes the requirement that there be three remaining Trustees in order for the Board to exercise their power to fill vacancies. Finally, the Restated Declaration explicitly permits a Trustee to delegate his or her powers for a limited period of time to another Trustee.

     3. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may invest Fund assets in all types of investments including derivatives, may pay Trust or Fund or class expenses out of any assets of the Trust or the applicable Fund or class, and may establish committees consisting of Trustees and others.

          The Restated Declaration also permits the Board to purchase insurance that would protect the Trustees and officers for actions taken or omitted, including actions or inactions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     4. The Restated Declaration removes many of the provisions relating to the contracts that the Trust may enter into with its service providers, as the 1940 Act already governs many of these contracts, and specifically permits subcontractual arrangements with respect to such services with the consent of the Board. The Restated Declaration also removes certain provisions relating to contracts between the Trust and certain affiliated parties, because these concerns are already addressed by applicable laws, including laws relating to the exercise of fiduciary duties by trustees.

     5. The Restated Declaration permits the Trust to issue shares either with or without par value.

     6. The Restated Declaration updates the provisions relating to the division of the Trust into various series and classes, using the term "class" rather than "sub-series," and gives flexibility to the Board to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding, in each case without shareholder approval. The Restated Declaration also emphasizes that shareholders of a particular Fund are not entitled to share in the assets of any other Fund, nor are they permitted to bring a claim against any other Fund, unless they are also shareholders of that Fund. Finally, the Restated Declaration removes the designation of current series and classes of the Trust to a separate appendix to the Declaration.

     7. The Restated Declaration removes specific provisions relating to the operation of the Trust in order to qualify as a regulated investment company for tax purposes.

     8. The Restated Declaration provides that holders are required to provide information concerning share ownership to the Trust when required by law, and that the Trust is authorized to disclose share holdings when so required by law.

     9. The Restated Declaration provides that shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class. The Restated Declaration also removes a provision which sets a majority of the shares entitled to be cast on a matter as the highest vote required to approve any action, notwithstanding any applicable law to the contrary. Finally, the Restated Declaration provides that broker non-votes and abstentions shall not be counted as having voted on a matter.

     10. The Restated Declaration removes provisions relating to the holding of shareholder meetings, including quorum requirements, record dates, proxy voting and notice requirements, which provisions are better suited to the Bylaws, which can be easily changed to take advantage of new technologies, such as internet voting, and new regulatory initiatives, such as householding of proxy statements.

     11. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

     12. The Restated Declaration specifically extends certain protections currently granted to the Board, such as the ability to rely in good faith on expert advice, to officers of the Trust as well, and clarifies that officers, like the Trustees, are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. The Restated Declaration also adds certain definitions to the provisions relating to indemnification of the Trust's Trustees and officers.

     13. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. This demand requirement is similar to that currently applicable to corporations in Massachusetts, and under the Existing Declaration, was therefore deemed to be applicable to the Funds. The Restated Declaration also provides that Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor, a change which reflects a change to Massachusetts law. The effect of this change may be to discourage suits brought against the Funds by shareholders.

     14. The Restated Declaration extends the provisions relating to sale of assets and reorganizations to classes of shares.

     15. The Restated Declaration permits the termination of the Trust without shareholder approval, and expands on the procedures to be followed in the event of the termination of a fund or class or the Trust. The Existing Declaration permits the termination of the Trust without shareholder approval in the event of the sale or transfer of all of the assets of the Trust to another entity.

     16. The Restated Declaration substitutes a simple provision that permits a pro rata reduction in the number of shares outstanding of any Fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount, for a similar but more detailed provision.

     17. The Restated Declaration is subject to Massachusetts law, without specific reference to the Massachusetts Business Corporation Law.

RECOMMENDATION AND REQUIRED VOTE

     The shareholders of each Fund will vote separately on these Proposals. With respect to a Fund, the affirmative vote of the holders of more than 50% of the outstanding voting securities of the Fund on each of Proposals 2a, 2b, 2c, 2d and 2e is required to authorize the Board to adopt the Restated Declaration. If some but not all of these Proposals are approved by each Fund, the Board will adopt only those provisions that have been approved, and if none of these proposals are approved the Existing Declaration will remain in effect. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THESE PROPOSALS AUTHORIZING THE BOARD TO ADOPT THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST.

PROPOSAL 3 IS TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS OF THE TRUST.

                                 PROPOSAL NO. 3

              TO APPROVE MULTIPLE CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF THE TRUST

INTRODUCTION

     The shareholders of each Fund will vote separately on each applicable proposal. The 1940 Act requires investment companies like the Funds to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Some of the Funds' fundamental investment restrictions were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect.

     After conducting an analysis of the Funds' fundamental investment restrictions, the Advisor has recommended to the Board that certain fundamental investment restrictions be amended or eliminated to promote the following goals:
(i) to clarify the language of the Funds' fundamental  investment  restrictions;
(ii) to simplify the Funds' fundamental investment restrictions by omitting any unnecessary discussion regarding nonfundamental exceptions, explanations or interpretations presently contained in the fundamental investment restrictions;
(iii) to eliminate any fundamental investment restrictions which are not required under state securities laws, the 1940 Act, or the positions of the staff of the Commission in interpreting the 1940 Act; and (iv) to conform the fundamental investment restrictions to restrictions which are expected to become standard for all Funds managed by the Advisor.

     The Advisor believes the proposed amendments to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposal 3 will give the Funds the flexibility to change their investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Advisor or sub-advisors' ability to manage the Fund in changing regulatory or investment environments. In addition, the Advisor believes that standardization of fundamental investment restrictions will promote operational efficiencies and facilitate compliance monitoring.

     The Board has reviewed the proposed changes to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposals 3a-3s and believes they are in the best interests of the applicable Fund and its shareholders.

                                 PROPOSAL NO. 3A

                TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                         WITH RESPECT TO BORROWING MONEY

     Proposal 3a is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3a, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund and the Florida Tax-Free Money Fund's current fundamental investment restrictions with respect to borrowing money state:

          Each Fund will not borrow money, except from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 10% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to borrowing money state:

          Each Fund will not borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. A Fund will not make any additional purchases of portfolio securities while borrowings are outstanding.

     The Ohio Tax-Free Money Fund's current fundamental investment restriction with respect to borrowing money states:

          The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to borrowing money with the following amended fundamental investment restriction:

          The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. The 1940 Act generally permits each Fund to borrow money under the following circumstances:

     (1) The Fund may borrow an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks.
     (2) The Fund may borrow an amount equal to or less than 5% of its total assets for temporary purposes from any person.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may each borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. Each of these Funds, as a matter of current operating policy, will not make any additional purchases of portfolio securities while borrowings are outstanding. Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed change to the Funds' investment restrictions will allow the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund to borrow amounts greater than currently permitted. As a matter of current operating policy, although these Funds do not plan to change their investment approach, if they were to avail themselves of this new flexibility, there would be additional risks. Purchasing securities with borrowed money amplifies the effect on net asset value of any increase or decrease in the market value of a Funds' portfolio. Also, interest costs associated with borrowings may not be recovered by appreciation of the securities purchased.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged. PROPOSAL NO. 3B

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                     WITH RESPECT TO UNDERWRITING SECURITIES

     Proposal 3b is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3b, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund's current fundamental investment restrictions with respect to underwriting securities state:

          Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     The Tax-Free Money Fund, the Tax-Free Intermediate Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to underwriting securities state:

          Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     The Board  recommends  that  shareholders  of each Fund vote to replace the
Fund's   fundamental   investment   restriction  with  respect  to  underwriting
securities with the following amended fundamental investment restriction:

          The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     The primary purpose of the proposal is to clarify that each Fund is permitted to invest in other investment companies even if, as a result of the investment, the Fund could be deemed an underwriter under federal securities laws. The amended fundamental restriction will permit each Fund to employ a master/feeder or fund-of-funds investment structure as permitted by applicable law and the Trust's Agreement and Declaration of

Trust as proposed in Proposal 2d of this Proxy. The Advisor believes that the proposed clarification will also enable each Fund to respond to changes in federal securities law or regulatory interpretation thereof without incurring the costs and delay associated with a shareholder vote. With respect to the California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund, the Proposal also expands the stated exception to each Fund's fundamental investment restriction to include being deemed an underwriter under other federal securities laws in addition to the Securities Act of 1933. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3C

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                              WITH RESPECT TO LOANS

     Proposal 3c is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3c, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund and the Florida Tax-Free Money Fund's current fundamental investment restrictions with respect to loans state:

          Each Fund will not make loans to other persons except: (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to loans state:

          Each Fund will not make loans to other persons, except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (b) by loaning portfolio securities, or (c) by engaging in repurchase transactions.

     The Ohio Tax-Free Money Fund's current fundamental investment restriction with respect to loans states:

          The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to loans with the following amended fundamental investment restriction:

          The Fund may not make loans to other persons  except that the Fund may
          (1) engage in repurchase  agreements,  (2) lend portfolio  securities,
          (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     The primary purpose of the proposal is to expand the stated exceptions to each Fund's fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any interpretation of the staff of the Commission of the 1940 Act. The Advisor believes that the proposed amendment of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     As a matter of current operating policy, each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. The proposed new investment restrictions will provide the Funds greater flexibility with respect to lending. Although the Funds do not plan to change their investment approaches, if the Funds were to avail themselves of the new flexibility there would be additional risks such as a delay in recovery of the loaned securities or a loss of rights in the collateral received should the borrower fail financially.

         The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3D

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                           WITH RESPECT TO REAL ESTATE

     Proposal 3d is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately.

For purposes of the discussion in this Proposal 3d, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund's current fundamental investment restrictions with respect to real estate state:

          Each Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to real estate state:

          Each Fund will not purchase, hold or deal in real estate but this shall not prevent investments in municipal obligations which are secured by or represent interests in real estate.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to real estate with the following amended fundamental investment restriction:

          The Fund may not purchase or sell real estate except that the Fund may
          (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3E

            TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO OIL, GAS OR MINERAL LEASES

     Proposal 3e is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3e, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding oil, gas or mineral leases. Each Fund's current fundamental investment restriction with respect to oil, gas or mineral leases states:

          The Funds will not invest in oil, gas or other mineral explorative or development programs.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws or the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3F

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                           WITH RESPECT TO COMMODITIES

     Proposal 3f is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3f, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund's current fundamental investment restrictions with respect to commodities state:

          [Each Fund] will not purchase, hold or deal in commodities or commodities futures contracts. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to commodities state:

          Each  Fund  will  not  purchase,   hold  or  deal  in  commodities  or
          commodities futures contracts.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to commodities with the following amended fundamental investment restriction:

          The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The proposed new investment restriction will provide the Funds greater flexibility with respect to options and futures contracts. Although the Funds do not plan to change their investment approach, if they were to avail themselves of the new flexibility, there would be additional risks including that options be more volatile or less liquid than more traditional debt securities.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the shareholders of a Fund do not approve the proposal, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3G

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                  WITH RESPECT TO CONCENTRATION OF INVESTMENTS

     Proposal 3g is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3g, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund and the Florida Tax-Free Money Fund's current fundamental investment restrictions with respect to concentration of investments state:

          Each Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to concentration of investments state:

          Each Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments. Each Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

     The Ohio Tax-Free Money Fund's current fundamental investment restriction with respect to concentration of investments states:

          The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or any state and its political subdivisions, agencies, authorities and instrumentalities. The Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to concentration of investments with the following amended fundamental investment restriction:

          The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The primary purpose of the proposal is to clarify the language describing the fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3H

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                    WITH RESPECT TO ISSUING SENIOR SECURITIES

     Proposal 3h is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3h, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     Each Fund's current fundamental investment restriction with respect to issuing senior securities states:

          Each Fund will not issue or sell any class of senior security as defined by the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued basis might be deemed as such.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to issuing senior securities with the following amended fundamental investment restriction:

          The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. As a matter of current operating policy the following activities will not be considered to be issuing senior securities for purposes of this restriction:

     (1) Collateral arrangements in connection with any type of option, future contract, forward contract, or swap.
     (2) Collateral arrangements in connection with initial and variation margin.
     (3) A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
     (4) A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed change to the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3I

         TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTION OF THE
        TAX-FREE MONEY FUND AND THE TAX-FREE INTERMEDIATE TERM FUND WITH
                    RESPECT TO AMOUNTS INVESTED IN ONE ISSUER

     Proposal 3i is to be voted on by shareholders of the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund voting separately. For purposes of the discussion in this Proposal 3i, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Board has approved, and recommends that shareholders of each Fund approve the elimination of each Fund's fundamental investment restriction regarding amounts invested in one issuer. Each Fund's current fundamental investment restriction with respect to amounts invested in one issuer states:

          Neither Fund will purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

     The diversification requirements set forth in this restriction are based on the diversification requirements for a "diversified company" under the 1940 Act. As a diversified investment company, each Fund must comply with these diversification requirements unless it changes its classification under the 1940 Act to a "non-diversified" management investment company. A Fund cannot change its classification under the 1940 Act without a shareholder vote. Therefore the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction at the present time would enable each Fund to take advantage of a future amendment to the 1940 Act or a new rule that liberalizes the diversification requirements without having to incur the expense and delay of obtaining shareholder approval of a similar change to the Fund's investment restriction with respect to diversification. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3J

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                        WITH RESPECT TO MARGIN PURCHASES

     Proposal 3j is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3j, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     Each Fund's current fundamental investment restriction with respect to margin purchases states:

          The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restrictions regarding margin purchases. The primary purpose of the Proposal is to eliminate a fundamental investment restriction that is not required under the positions of the staff of the Commission in interpreting the 1940 Act. The position of the staff of the Commission may, however, impose restrictions on each Fund's ability to engage in margin purchases. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed elimination of the investment restriction would provide each Fund with greater flexibility with respect to purchasing securities on margin. Although each Fund does not plan to change its investment approach, if the Fund were to avail itself of the new flexibility there would be additional risks, such as loss of the assets deposited on margin. In addition, securities typically purchased on margin (i.e., futures contracts) may be more volatile or less liquid than more traditional securities.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3K

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                      WITH RESPECT TO ILLIQUID INVESTMENTS

     Proposal 3k is to be voted on by shareholders of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3k, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to illiquid investments state:

          Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in such securities.

     The California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund's current fundamental investment restrictions with respect to illiquid investments state:

          Each Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction regarding illiquid investments. The positions of the staff of the Commission generally permit a fund to invest up to 15% of the value of its net assets in illiquid securities. As a matter of current operating policy, each Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to demand features; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature and as to which there is no secondary market; repurchase agreements not terminable within seven days, and (for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund) lease obligations for which there is no secondary market. The Funds will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3L

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                      WITH RESPECT TO INVESTING FOR CONTROL

     Proposal 3l is to be voted on by shareholders of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3l, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to investing for control state:

          Each Fund will not invest in companies for the purpose of exercising control.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding investing for control. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3M

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO OTHER INVESTMENT COMPANIES

     Proposal 3m is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3m, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to other investment companies state:

          Each Fund will not invest more than 10% of its total assets in the securities of other investment companies and then only for temporary purposes in companies whose dividends are tax-exempt or invest more than 5% of its total assets in the securities of any investment company. Each Fund will not purchase more than 3% of the outstanding voting stock of any investment company.

     The California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund's current fundamental investment restrictions with respect to other investment companies state:

          The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction regarding other investment companies. The limitations contained in this investment restriction are based on the limitations set forth in Section 12(d) of the 1940 Act. Because the Trust is a "registered investment company," each Fund must comply with the Section 12(d) limitations when it invests in other investment companies. Therefore, the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction will enable Funds to take advantage of certain provisions of the 1940 Act that permit the Funds to implement (1) a master/feeder structure, in which a fund invests its assets in a single investment company with similar objectives and policies, or (2) a fund-of-funds structure, in which a fund invests all or a portion of its assets in more than one investment company. Although the Trustees have no intention of changing the structure of the Funds at this time, elimination of the investment restriction would give the Trustees the flexibility to implement a master/feeder or fund-of funds structure for the Funds in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Elimination of this investment restriction will also enable the Funds to take advantage of a future amendment to the 1940 Act or a new exemptive rule or order that liberalizes the Section 12(d) limitations without having to incur the expense and delay of obtaining shareholder approval of a similar change to the Funds' corresponding investment restriction.

     As a matter of current operating policy, the Funds are not permitted to acquire securities issued by other investment companies. Operating policies may be changed by the Board without shareholder approval. Elimination of this fundamental investment restriction is not expected to affect the way in which the Funds are currently managed, the investment performance of the Funds, or the securities or instruments in which the Funds currently invest. If a Fund invests in another investment company, the Fund's investment will be subject to the investment risks associated with the investment strategies of the other investment company. In addition, the Fund must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Fund may be exposed to duplicate expenses which could lower its value.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3N

               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                 WITH RESPECT TO SECURITIES OWNED BY AFFILIATES

     Proposal 3n is to be voted on by shareholders of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3n, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to securities owned by affiliates state:

          Each Fund will not purchase or retain the securities of any issuer, If to the Trust's knowledge, those Trustees and officers of the Trust or of the Advisor, who individually own beneficially more Than 0.5% of the outstanding securities of such issuer, together Own more than 5% of such securities.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding securities owned by affiliates. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3O

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                            WITH RESPECT TO PLEDGING

     Proposal 3o is to be voted on by shareholders of the Ohio Tax-Free Fund, the California Tax-Free Fund, and the Florida Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3o, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Ohio Tax-Free Money Fund's current fundamental investment restriction with respect to pledging states:

          The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     The California Tax-Free Money Fund and the Florida Tax-Free Money Fund's current fundamental investment restrictions with respect to pledging state:

          The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings The Fund will not mortgage, pledge or hypothecate more than 10% of the value of its total assets in connection with borrowings.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding pledging. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not currently required under state securities laws or the 1940 Act. The positions of the staff of the Commission may, however, impose restrictions on each Fund's ability to engage in pledging. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which the Fund invests.

     The proposed elimination of the investment restriction will provide each Fund with greater flexibility with respect to pledging. Although each Fund has never and does not intend to ever engage in pledging and does not plan to change its investment approach, if each Fund were to avail itself of the new flexibility there would be additional risks present. Purchasing securities with borrowed money amplifies the effect on net asset value of any increase or decrease in the market value of each Fund's portfolio. Also, interest costs associated with borrowings may not be recovered by appreciation of the securities purchased.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3P

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                     WITH RESPECT TO SHORT SALES AND OPTIONS

     Proposal 3p is to voted on by shareholders of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3p, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund's current fundamental investment restrictions with respect to short sales and options state:

          The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund in which the Fund may otherwise invest would be considered to be sales of options.

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to short sales and options state:

          The Fund will not sell any securities short or write call options. This limitation is not applicable to the extent that sales by the Fund of municipal obligations with puts attached or sales by the Fund in which the Fund may otherwise invest would be considered to be sales of options.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding short sales and options. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not currently required under state securities laws or under the 1940 Act. The position of the staff of the Commission may, however, impose restrictions on each Fund's ability to engage in short sales and options. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed elimination of the investment restriction will provide each Fund with greater flexibility with respect to short sales and options. Although each Fund does not plan to change its investment approach, if each Fund were to avail itself of the new flexibility there would be additional risks. Positions in shorted securities are more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased long is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum sustainable loss on a shorted security because there is no limit as to how much the shorted security purchased can appreciate in value Also, if a Fund's margin account falls below the required levels of asset coverage or if the broker from whom the stock was borrowed for a position requires that stock to be repaid, then each Fund could be forced to cover short positions earlier than each Fund otherwise would. In addition, options may be more volatile or less liquid than more traditional securities.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, that Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3Q

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                          WITH RESPECT TO COMMON STOCKS

     Proposal 3q is to be voted on by shareholders of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3q, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to common stocks state:

          Each Fund will not invest in common stocks.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding common stocks.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. In addition, because the Tax-Free Money Fund is a money market fund, it is not permitted to purchase common stocks. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed elimination of the investment restriction will provide the Funds with greater flexibility with respect to investing in common stocks. Although the Funds do not plan to change their investment approach, if the Funds were to avail themselves of the new flexibility, there would be additional risks present such as market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3R

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                        WITH RESPECT TO CERTAIN COMPANIES

     Proposal 3r is to be voted on by shareholders of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3r, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to certain companies state:

          Each Fund will not purchase securities of a company, if such purchase at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding certain companies. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed new investment restriction will provide the Funds greater flexibility with respect to certain companies. Although these Funds do not plan to change their investment approach, if they were to avail themselves of the new flexibility, there would be additional risks including that these types of securities may be more volatile than securities of companies with a longer period of continuous operation.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3S

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                    WITH RESPECT TO OBLIGATIONS OF ONE ISSUER

     Proposal 3s is to be voted on by shareholders of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund voting separately. For purposes of the discussion in this Proposal 3s, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund's current fundamental investment restrictions with respect to obligations of one issuer state:

          Each Fund will not purchase more than 10% of the outstanding publicly issued debt obligations of any issuer. With respect to the Ohio Insured Tax-Free Fund, this limitation does not apply to securities issued or guaranteed by the State of Ohio and its political subdivisions and duly constituted authorities and corporations. This limitation is not applicable to privately issued municipal obligations.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction regarding illiquid investments. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

RECOMMENDATION AND REQUIRED VOTE

     The Board has reviewed the proposed changes to the fundamental investment restrictions and believes them to be in the best interest of each Fund and its shareholders.

     The shareholders of each applicable Fund will vote separately on each of Proposals 3a-3r. With respect to each Fund, approval of Proposal 3a-3r requires an affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on each of Proposals 3a-3r.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     GENERAL INFORMATION. As of April 8, 2002 there were 613,732,265.990 outstanding shares of the Trust.

     5% BENEFICIAL OWNERSHIP INFORMATION. As of April 8, 2002 the following persons were known by the Trust to own 5% or more of the outstanding shares of the indicated Fund:

Name and Address of Record Owner                     Number of Shares         Percent of Total

TAX-FREE MONEY FUND
National Investor Services Corp.                       2,977,420.420                11.75%
For Exclusive Benefit of our Customers
55 Water St. 32nd Floor
New York, NY  10041

Edward A. Striker and Carol A. Striker                 1,971,430.470                 7.78%
9711 Bennington Dr.
Cincinnati, OH  45241-3618
Total Tax-Free Money Fund Shares                      25,338,904.050

CALIFORNIA TAX-FREE MONEY FUND

Bear Stearns & Co. Inc.                                6,524,055.570                 7.07%
5206891110-600
1 Metrotech Ctr.
Brooklyn, NY  11201-3859
Bear Stearns & Co. Inc.                                6,297,999.720                 6.82%
5205547317-600
1 Metrotech Ctr.
Brooklyn, NY  11201-3859

                                       40

Fiduciary Trust Co.                                     4,880,000.00                 5.21%
Customers' Account
2 World Trade Ctr., 97th Floor
New York, NY  10008

Total California Tax-Free Money Fund Shares           92,296,200.170

OHIO TAX-FREE MONEY FUND

Fiserv Securities Inc.                               125,294,923.760                26.78%
2005 Market St., 11th Floor
Philadelphia, PA  19103

Fifth Third Bank                                     184,512,783.330                39.43%
38 Fountain Square Plaza
Cincinnati, OH  45202-3191

Total Ohio Tax-Free Money Fund Shares                467,931,881.950

FLORIDA TAX-FREE MONEY FUND

Fifth Third Bank
Trust Dept.                                            8,600,638.000                44.28%
38 Fountain Square Plaza
Cincinnati, OH  45263

National Investor Service Corp.                        2,294,228.450                11.81%
for Exclusive Benefit of our Customers
55 Water St., 32nd Floor
New York, NY  10041

Joseph H. Kanter                                       1,949,799.540                10.04%
9792 Windisch Rd.
West Chester, OH

Milton R. Psaty                                          964,554.660                 5.00%
Trst The Milton Psaty Rev Liv'g
Milton Psaty Settlor
3170 S. Ocean Blvd.
Palm Beach. FL  33480

Total Florida Tax-Free Money Fund Shares              19,423,764.120

                                       41

TAX-FREE INTERMEDIATE TERM FUND

MLPF&S THE sole Benefit of Its Customers                 186,615.417                 5.59%
4800 Deer Lake Dr. East
Jacksonville, FL  32246

Total Tax-Free Intermediate Term Fund Shares           3,337,142.782

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of a Fund on the record date.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of April 8, 2002, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of the Trust.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Fund.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Fund. The address of the Underwriter is 221
East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2001, through December 31, 2001, the Underwriter received $5,714 in underwriting commissions from the Funds in the Touchstone complex.

     The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The Underwriter is wholly-owned subsidiary of WSLAC. The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                         Position        Position with              Position with
Name                     with Trust      the Advisor                the Underwriter
-------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee,        Director, President        Director, President
                         President       and Chief Executive        and Chief Executive
                                         Officer                    Officer

Terrie A. Wiedenheft     Controller      Chief Financial Officer    Chief Financial Officer

     Integrated Fund Services, Inc. ("Integrated") serves as the administrator and fund accounting agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, OH 45202.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet and personal contact by directors, officers and regular employees of the Advisor. In addition, Management Information Services Corp. ("MIS") has been engaged to assist in the distribution, tabulation and solicitation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, or MIS may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Advisor. The anticipated cost of the proxy solicitation is approximately $13,000, of which approximately $4,000 is for printing, and $9,100 will be paid to MIS. As necessary, the Advisor will engage D.F. King & Co., Inc. to assist with proxy solicitation at a projected fee of $2,500 plus reasonable expenses.

CERTAIN VOTING MATTERS

     Only shareholders of record on April 8, 2002 (the "record date") are entitled to be present and to vote at the special meeting or any adjourned meeting. Each share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposals described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the meeting, but the abstention will have the effect of a vote against each proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against each proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the meeting and elects to vote in person. Attendance at the meeting alone will not serve to revoke the proxy.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2001, through December 31, 2001, brokerage transactions were not placed with any person affiliated with any Fund, the Trust, or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

      PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY
       JUNE 4, 2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


April __, 2002                By Order of the Board of Trustees of the Trust.
Cincinnati, Ohio              Tina Hosking, Secretary

                                    EXHIBIT A


        New language is italicized and deleted language is lined through
                   (cover page and table of contents omitted)


                            TOUCHSTONE TAX-FREE TRUST


             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust initially made in Bedford, Massachusetts on December 7, 1980 under the name "Midwest Income Trust", as restated as of August 26, 1993, and as heretofore amended is hereby further amended and restated in its entirety as of this ___________day of ___________2002 to provide as follows:


                                   WITNESSETH:

     WHEREAS, this Trust has been formed to carry on the business of an investment company; and

     WHEREAS, this Trust has also been formed to succeed to the business of Midwest Income Investment Company, an Ohio Corporation; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

                                    ARTICLE I

                               NAME AND DEFINITION


     SECTION 1.1. NAME AND ADDRESS. This Trust shall be known as "Touchstone Tax-Free" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. Until otherwise determined, the principal place of business of the Trust is 221 East Fourth Street, Cincinnati, Ohio 45202. The Trust's resident agent in Massachusetts is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110. The Trustees, without a vote of Shareholders, may change the principal place of business or the Trust's resident agent.


     SECTION 1.2 DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:


     (a) The "Trust" refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

     (b) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

     (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of shares of the Trust (as the context may require) shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares;


     (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV;

     (e)  "Shareholder" means a record owner of Shares;


     (f) The "1940 Act" refers to the Investment Company Act of 1940 , the Rules and Regulations thereunder and any applicable order of the Commission, all as amended from time to time;


     (g)  "Commission" shall have the meaning given it in the 1940 Act;


     (h) " Declaration of Trust" or "Declaration" shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time;


     (i) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time;


     (j) "Class" refers to any Class of Shares established and designated under or in accordance with the provisions of Article IV hereof; and

     (k) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular Series or Class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in
          Article V hereof.


                                   ARTICLE II

                                PURPOSE OF TRUST


     The purpose of the Trust is to operate as an investment company, to offer Shareholders one or more investment programs primarily in securities and financial instruments and to transact any or all lawful business.


                                   ARTICLE III

                                  THE TRUSTEES

     SECTION 3.1 NUMBER, DESIGNATION, ELECTION, TERM, ETC.

(a) Number. The Trustees then serving as such may increase or decrease (to not less than two) the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal or retirement of a Trustee pursuant to the terms of this
     Section 3.1.

(b) Term. Subject to the provisions set forth below, and subject to the applicable provisions of the 1940 Act, each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed or the election and qualification of his successor, provided however that any Trustee who has served to the end of his term of office as has been established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy. The Trustees may elect their own successors and may, pursuant to Section 3.1(g) hereof, appoint Trustees to fill vacancies..

(c) Resignation and Retirement. Any Trustee may resign his trust or retire as a trustee, by written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

(d) Mandatory Retirement. Any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy.

(e) Incapacitation. Any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement.

(f) Removal. Any Trustees may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, (ii) by vote of the Shareholders holding not less than two-thirds of the voting power of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the voting power of the Shares then outstanding and filed with the Trust.

(g) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Trustees may , unless otherwise required by the 1940 Act, be filled either by a majority of the remaining Trustees through the appointment of such other person as such remaining Trustees in their discretion shall determine or by the election by the Shareholders, at a meeting called for the purpose, of a person to fill such vacancy, and such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration , except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed or elected shall have accepted such appointment or election and shall have agreed in writing to be bound by this Declaration and the appointment or election is effective, the

     Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

(h) Effect of Death, Resignation, Etc. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration. Upon the death, resignation, retirement, removal or incapacity of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust property, and the right, title and interest of such Trustee in the Trust property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

(i) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

(j) Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

     SECTION 3.2 POWERS OF THE TRUSTEES. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration for the conduct of the business and affairs of the Trust and may amend and repeal them at any time to the extent that such Bylaws do not reserve that right to the Shareholders; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, in each case with or without cause, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint and terminate any one or more committees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each suchdetermination and allocation shall be conclusive and binding upon Shareholders; and in general they may delegate to any officer of the Trust, to any committee and to any employee, Advisor, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the

Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

     The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts and within and without the United States of America, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.


     Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:


(a) Investments. To subscribe for, or invest and reinvest cash and other property in, securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments of any kind and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees or fiduciaries including, without limitation, any law or custom relating to investing in securities or obligations maturing before the possible termination of the Trust;


(b)  Disposition  of  Assets.  To  sell,  exchange,   lend,  pledge,   mortgage,
     hypothecate, write options on and lease any or all of the assets of the Trust;


(c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, instruments or property as the Trustees shall deem proper;

(d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other instruments;

(e) Form of Holding. To hold any security, instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(f) Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or instrument held in the Trust;

(g) Voting Trusts, etc. To join with other holders of any securities or instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security or instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(h) Compromise. To pay, defend, compromise, arbitrate, abandon or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes and to enter into releases, agreements and other instruments;


(i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;


(j) Borrowing and Security. To borrow Funds and to issue notes or other instruments in connection therewith and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;


(k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;


(l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment Advisors, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence whether or not the Trust would have the power to indemnify such person against such liability;

(m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, deferred compensation, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(n) Investment in Other Investment Companies. To either invest all or a portion of the property of the Trust or, as applicable, the property of one or more Series of the Trust, or sell all or a portion of such property and invest the proceeds of such sales, in one or more other investment companies, in each case without any requirement of approval by Shareholders, to the extent not prohibited by the 1940 Act.

     To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers. Except as otherwise provided by the 1940 Act or other applicable law, this Declaration or the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

     SECTION 3.3 CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of any services, duties and responsibilities to, for or of the Trust or any Series or Class thereof and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities as the Trustees may determine appropriate.

     The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust or any Series or Class thereof and/or the Trustees, and the contracts with respect thereto may contain such terms that are not inconsistent with the 1940 Act as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or, at the discretion of the Trustees, a Contracting Party, from entering into subcontractual arrangements with respect to services to be rendered hereunder.


     Subject to the provisions of the 1940 Act, the fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Advisor, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

          (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Series or Class thereof and/or the Trustees and, subject to applicable laws, shall not disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

     SECTION 3.4 PAYMENT OF TRUST EXPENSES AND COMPENSATION OF TRUSTEES. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust and to charge or allocate the same to, between or among such one or more of the Series or Classes that may be established and designated pursuant to
Article IV hereof, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation, and such expenses and charges for the services of the Trust's officers, employees, agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may at their sole discretion, fix the amount of such compensation.


                                   ARTICLE IV

                                     SHARES


SECTION 4.1. DESCRIPTION OF SHARES. The beneficial interest in the Trust shall be divided into transferable Shares of beneficial interest, with or without par value, which may be divided into one or more Series and Classes as provided herein. The number of Shares authorized hereunder is unlimited.

SECTION 4.2. ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares (including fractional Shares), in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a share dividend or share split), including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses, and may accept or reject or authorize its distributor or other agents to accept or reject any purchase order. The Trustees may from time to time divide or combine the Shares of the Trust or of any Series or Class into a greater or lesser number without thereby changing their proportionate beneficial interests in the property allocated or belonging to such Series or Class. All Shares issued pursuant to this Declaration, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares shall be fully paid and non-assessable.

     SECTION 4.3 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent, which books shall be maintained separately for the Shares of each Series. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time, and, if so issued, may be retired by the Trustees at any time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters, and until transferred in accordance with such rules, the holder shown on the books of the Trust with respect to any Shares shall be deemed the Shareholder with respect to such Shares for all purposes hereunder. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series and Class held from time to time by each such Shareholder. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the Bylaws, until the Shareholder has given his or her address to the transfer agent or similar agent of the Trust.

     SECTION 4.4 STATUS OF SHARES AND LIMITATION OF LIABILITY. The ownership of the Trust property of every description and the right to conduct any business described herein are vested exclusively in the Trustees. Shares shall be deemed to be personal property giving only the rights provided in this instrument. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at the time personally agree to pay.

     SECTION 4.5 SERIES OF SHARES. Shares of the Trust may be divided into Series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more Series by establishing and designating one or more Series of Shares upon and subject to the following provisions:

(a) All Shares of the different Series shall be identical (subject to such variations between Classes of Shares as may be permitted hereunder, except with respect to such differences among such Series as the Trustees shall from time to time approve and as are consistent with the 1940 Act or other applicable laws. .

(b) The number of Shares of each Series authorized and that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Shares of any Series, including outstanding Shares , previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

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

(c) Assets Belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any Funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, Funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any particular Series shall have any claim on or right to any assets allocated or belonging to any other Series of Shares. No holder of Shares of any particular Series shall be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series.

(d) Liabilities Belonging to Series. The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion dee fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. Under no circumstances shall the assets allocated or belonging to any particular Series be charged with liabilities attributable to any other Series. All persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look only to the assets of that particular Series for payment of such credit, claim or contract.

(e) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Classes pursuant to resolution, which may be a standing resolution, of the Board of Trustees. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof determined in accordance with this Declaration.

(f) Liquidation. In event of the liquidation or dissolution of a Series, or the Trust as a whole, the Shareholders of each Series shall be entitled to receive a pro rata share of the net assets of such Series only. a such Series

(g) Voting. On each matter submitted to a vote of the Shareholders, all Shares of all Series and Classes entitled to vote shall be voted in the aggregate, except that (i) as to any matter with respect to which a vote by individual Series or Class is required by the 1940 Act or (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote.

     SECTION 4.6 CLASSES OF SHARES. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any Series of the Trust) into one or more Classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each Class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any Class, including outstanding Shares, into one or more Classes that may be established and designated from time to time. All Shares of a Class shall be identical with each other and with the Shares of each other Class of the Trust or the same Series of the Trust (as applicable), except for such variations between Classes as may be approved by the Trustees and not prohibited by the 1940 Act.

     SECTION 4.7 SERIES AND CLASS DESIGNATIONS. The establishment and designation of any Series or Class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to the Declaration.

     The instrument designating the Series of Shares existing as of the date hereof is attached as Appendix A hereto.

     The instrument designating the Classes of Shares of each Series existing as of the date hereof is attached as Appendix B hereto.

     SECTION 4.8. REDEMPTION BY SHAREHOLDER. Each Share of each Series properly tendered for redemption shall be redeemable at such times as may be permitted by the Trust at a redemption price equal to the net asset value per Share of the applicable Series thereof next determined in accordance with Section .11 hereof, less any applicable redemption fee or sales charge. Payment of the redemption price shall be made from the assets of the applicable Series in cash at such times and in such manner not inconsistent with the 1940 Act or other applicable law as determined by the Trustees; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value of the Series. The Trustees may from time to time specify procedures and conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares.

     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having Funds or property legally available therefor. Any such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end.

     SECTION 4.9. REDEMPTION BY TRUST. Each Share is subject to redemption by the Trust at the redemption price and under the terms which would be applicable if such Share was then being redeemed by the Shareholder pursuant to the terms of Section 4.8 hereof at any time and for any reason under terms set by the Trustee, including, but not limited to,

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

(a) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (b) the failure of a Shareholder to supply a tax identification number if required to do so, (c) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (d) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (e) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares, or (f) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

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

     4.10. DISCLOSURE OF HOLDING. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.

     SECTION 4.11. NET ASSET VALUE; NET INCOME AND DISTRIBUTIONS; REDUCTION IN SHARES. The Trustees, in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. The Trustees may determine to maintain the net asset value per Share of any Series at a designated constant dollar amount and in connection therewith may reduce the number of outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such Series at a constant dollar amount.


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

                                    ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS


     The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent provided in Section 3.1, (ii) with respect to any action on a contract as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization, consolidation or sale of assets of the Trust or any Series or Class thereof to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

     A Shareholder of each Series or Class shall be entitled to one vote for each dollar of net asset value (number of Shares owned TIMES net asset value per Share) of such Series or Class, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares (but subject to applicable law), establish conditions under which the several Series or Classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted.

     There shall be no cumulative voting in the election of any Trustee or Trustees. Shares of all Series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust, except as otherwise provided in this Declaration or by applicable law. Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the Bylaws, provided that where any provision of law or of the Declaration requires that the holders of any Series or Class shall vote as a Series or Class, then Shares representing a majority of the voting power of the Shares of that Series or Class entitled to vote and voted on the matter shall decide that matter insofar as that Series or Class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter., Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

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

     The Bylaws may include further provisions with respect to meetings of Shareholders' including the establishment of record dates, notices of meetings, the determination of a quorum, Shareholder voting and related matters.


                                   ARTICLE VI

                    LIMITATION OF LIABILITY; INDEMNIFICATION


     SECTION 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust property or the affairs of the Trust; and all persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder.

     All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the

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

Trustees in their capacity as Trustees under this Declaration or by the officers, employees or agents of the Trust in their capacity as officers, employees or agents of the Trust and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

     Every written note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     SECTION 6.2 TRUSTEE'S AND OFFICERS GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise in good faith by the Trustees or the officers of the Trust of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer of the Trust shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing (a) neither the Trustees nor the officers shall be responsible or liable in any event for any neglect or wrongdoing of any other officer, agent, employee, consultant, Advisor, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees and officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees or officers, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees and officers, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trust by any of its officers, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     SECTION 6.3 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust or any Series thereof solely by reason of being or having been a Shareholder (other than taxes payable by virtue of owning shares) and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.

     SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder creditor or otherwise, and including persons who served as directors or officers of Midwest Income Investment Company) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in the 1940 Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.


     SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered

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

Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     SECTION 6.6. INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Trust" shall include Midwest Income Investment Company, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     SECTION 6.7. LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.


     SECTION 6.8. DERIVATIVE ACTIONS. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series or Class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any Series or Class thereof would otherwise result, or if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment Advisor or underwriter, or the amount of such remuneration.

     Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Series or Class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any Series or Class thereof shall be subject to the right of the Shareholders under Article V of this Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.


                                   ARTICLE VII

                                  MISCELLANEOUS


     SECTION 7.1 DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the Trust shall continue without limitation of time.

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     (a)  The  Trust  may be  terminated  at any time (i) by a  majority  of the
          Trustees then in office or (ii) by a Majority Shareholder Vote by the holders of its Shares. Any Series of the Trust, or any Class of any Series, may be terminated at any time (i) by a Majority Shareholder Vote of the holders of Shares of that Series or Class, or (ii) by a majority of the Trustees then in office.

     (b)  Upon the termination of the Trust or any Series of the Trust:

          (i) The Trust or Series shall carry on no business except for the purpose of winding up its affairs;

          (ii) The Trustees shall proceed to wind up the affairs of the Trust or Series and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust or Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

          (iii)After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining property of the Trust or Series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the Series according to their respective rights as set forth in Section 4.5(f) hereof.

     The  foregoing   provisions  shall  also  apply  mutatis  mutandis  to  the termination of any Class.

     (c) After termination of the Trust or Series or Class and distribution to the Shareholders of the Trust or Series or Class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Series or Class, and the rights and interests of all Shareholders of the Trust or Series or Class shall thereupon cease.

     SECTION 7.2 REORGANIZATION. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, all or substantially all of the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to the

Trust or any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by Majority Shareholder Vote, of the Trust or that Series, as the case may be. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have been so transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

     The foregoing provisions shall also apply mutatis mutandis to the sale or transfer of the assets of any Class or the reorganization of any Class.

     SECTION 7.3 AMENDMENTS.

     (a) All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided. Subject to the foregoing, and except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration in order (i) to establish and designate any new Series of Shares or any Class or amend any such establishment and designation; (ii) to change the name of the Trust or its principal office or agent; (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any provision hereof which is internally inconsistent with any other provision hereof; or (iv) if the Trustees deem it necessary and advisable, to conform the Declaration to the requirements

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

          of applicable law, including the 1940 Act and Internal Revenue Code and applicable regulations, in order that the Trust may obtain the most favorable treatment thereunder available to regulated investment companies, but the Trustees shall not be liable for failing to do so.

     (b) Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted hereunder; (ii) any amendment to this Section; (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular Series or Classes of Shares, then only
          Shareholders of such Series or Classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other Series or Classes shall be required. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     (c) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 6.4 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

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

     (d) Notwithstanding any other provision hereof, until such time as Shares of a particular Series or Class are first issued, the Declaration may be terminated or amended in any respect as to that Series or Class, and as to any Series or Class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     SECTION 7.4 FILING OF COPIES; REFERENCES; HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts , as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 7.5 APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     IN WITNESS WHEREOF, the undersigned Trustees, for themselves and their respective successors and assigns, have executed one or more counterparts of this Amended and Restated Agreement and Declaration of Trust under seal as of the day and year first above written.

                                        [Trustee signature lines]


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

                                                                      APPENDIX A
                                                                      ----------

                                     FORM OF
                                ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                               BENEFICIAL INTEREST

     The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

     1.   The Funds are _______________.

     2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Article V of the Trust's Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section 4.5 of the Declaration. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

     3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

     4. The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in
Section 4.5 of the Declaration.

     5. Subject to the provisions of Section 4.5 and Article VII of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund, or otherwise to change the special and relative rights of each Fund.

     6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of ________, ____.

[Trustee signature lines]

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

                                                                      APPENDIX B
                                                                      ----------

                                     FORM OF
                                ESTABLISHMENT AND
                             DESIGNATION OF CLASSES

     Pursuant to Section 4.6 of the Declaration, the Trustees have divided the Shares of each series 4.6, listed below.

     1.   The classes of Shares are designated _______________.

     2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration.

     3.   For  Shares  of  each  class,   the  purchase  price,  the  method  of
determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be as determined from time to time by the Trustees of the Trust in accordance with the Declaration, as set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the class, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

     4. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.

     5. The designation of each class of Shares of the Fund hereby shall not impair the power of the Trustees from time to time to designate additional classes of Shares of the Fund.

     6. Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of the Shareholders.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of ________, ____.

[Trustee signature lines]

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

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. ALL FUNDS. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

2. ALL FUNDS. To authorize the Board to adopt an Amended and Restated Declaration of Trust with respect to:

     2a.  Dollar-Weighted Voting

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

     2b.  Future Amendments

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

     2c.  Redemption

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

     2d.  Investment in Other Investment Companies

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

     2e.  Other Changes

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3a. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to borrowing money:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3b. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to underwriting securities:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

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

3c. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to loans:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3d. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to real estate:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3e. ALL FUNDS. To eliminate the fundamental investment restriction of the Fund with respect to oil, gas or mineral leases:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3f. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to commodities:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3g. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to concentration of investments:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3h. ALL FUNDS. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3i. TAX-FREE MONEY FUND AND TAX-FREE INTERMEDIATE TERM FUND ONLY. To eliminate the fundamental investment restriction of the Fund with respect to amounts invested in one issuer:

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3j. ALL FUNDS. To eliminate the fundamental investment restriction of the Fund with respect to margin purchases.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3k. TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND OHIO INSURED TAX-FREE FUND. To eliminate the fundamental investment restriction of the Fund with respect to illiquid investments.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3l. TAX-FREE MONE FUND, TAX-FREE INTERMEDIATE TERM FUND AND OHIO TAX-FREE MONEY FUND ONLY. To eliminate the fundamental investment restriction of the Fund with respect to investing for control.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3m. ALL FUNDS. To eliminate the fundamental investment restriction of the Fund with respect to other investment companies.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3n. TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM AND OHIO INSURED TAX-FREE FUND ONLY. To eliminate the fundamental investment restriction of the Trust with respect to securities owned by affiliates.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3o.  CALIFORNIA  TAX-FREE  MONEY  FUND,  FLORIDA  TAX-FREE  MONEY  FUND AND OHIO
     TAX-FREE  MONEY  FUND  ONLY.  To  eliminate  the   fundamental   investment
     restriction of the Fund with respect to pledging.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3p. ALL FUNDS. To eliminate the fundamental investment restriction of the Fund with respect to short sales and options.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3q. TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND OHIO INSURED TAX-FREE FUND ONLY. To eliminate the fundamental investment restriction of the Fund with respect to common stocks.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3r. TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND OHIO INSURED TAX-FREE FUND ONLY. To eliminate the fundamental investment restriction of the Fund with respect to certain companies.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3s. TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND OHIO INSURED TAX-FREE FUND ONLY. To eliminate the fundamental investment restriction of the Fund with respect to obligations of one issuer.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

4. ALL FUNDS. To transact such other business as may properly come before the special meeting or any adjournments thereof.

          [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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